SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                     INFORMATION REQUIRED IN PROXY STATEMENT
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement             [ ]  Confidential, For Use of the
[X]  Definitive Proxy Statement                   Commission Only (as permitted
[ ]  Definitive Additional Materials              by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12

                           BAYWOOD INTERNATIONAL, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)   Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
2)   Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
4)   Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
5)   Total fee paid:

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[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1)   Amount previously paid:
                                ------------------------------------------
    2)   Form, Schedule or Registration Statement No.:
                                                      --------------------
    3)   Filing Party:
                      ----------------------------------------------------
    4)   Date Filed:
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
                           BAYWOOD INTERNATIONAL, INC.










                                 NOTICE OF 1999

                         ANNUAL MEETING OF STOCKHOLDERS

                               AND PROXY STATEMENT










                             YOUR VOTE IS IMPORTANT!

          PLEASE PROMPTLY MARK, DATE, SIGN AND RETURN YOUR PROXY IN THE
                                ENCLOSED ENVELOPE

                           BAYWOOD INTERNATIONAL, INC.


June 29, 1999


Dear Stockholder:

         On behalf of the Board of Directors, it is my pleasure to invite you to attend the Annual Meeting of Stockholders of Baywood International, Inc. on August 13, 1999, in Scottsdale, Arizona. Information about the meeting is presented on the following pages.

         In addition to the formal items of business to be brought before the meeting, members of management will report on the Company's operations and answer stockholder questions.

         Your vote is very important. Please ensure that your shares will be represented at the meeting by completing, signing, and returning your proxy card in the envelope provided, even if you plan to attend the meeting. Sending us your proxy will not prevent you from voting in person at the meeting should you wish to do so.




Sincerely,

/s/ Neil Reithinger

Neil Reithinger
Chairman of the Board, President & C.E.O.

                           BAYWOOD INTERNATIONAL, INC.


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


June 29, 1999


         The Annual Meeting of Stockholders of Baywood International, Inc. (the "Company") will be held at the Doubletree Paradise Valley Resort, 5401 North Scottsdale Road, Scottsdale, Arizona on August 13, 1999 at 10:00 A.M. local time for the following purposes:

         1. To elect the directors of the Company to serve for the ensuing year;

         2. To ratify the selection of King, Weber & Associates, P.C. as independent auditors for the Company;

         3. To approve the amendments to the Company's 1996 Incentive Stock Option Plan as adopted by the Board of Directors of the Company;

         4. To approve the amendment to the Company's 1998 Non-Employee Director Stock Option Plan as adopted by the Board of Directors of the Company;

         5. To transact any other business as may properly come before the meeting.

         The Board of Directors has fixed the close of business on June 24, 1999 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting. A list of such stockholders will be available during regular business hours at the Company's office at 14950 North 83rd Place, Suite 1, Scottsdale, Arizona, on and after June 29, 1999, for inspection by any stockholder for any purpose germane to the meeting.




By Order of The Board of Directors,

/s/ Karl H. Rullich

Karl H. Rullich
Secretary

                           BAYWOOD INTERNATIONAL, INC.

                                 PROXY STATEMENT

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Baywood International, Inc. (the "Company") for use at the Annual Meeting of Stockholders of the Company to be held at the time and place and for the purposes set forth in the foregoing Notice of Annual Meeting of Stockholders. The address of the Company's principal executive offices is 14950 North 83rd Place, Suite 1, Scottsdale, Arizona, 85260. This Proxy Statement and the form of proxy are being mailed to stockholders on or about June 29, 1999.

                    REVOCABILITY OF PROXY AND VOTING OF PROXY

         A proxy given by a stockholder may be revoked at any time before it is exercised by giving another proxy bearing a later date, by notifying the Secretary of the Company in writing of such revocation at any time before the proxy is exercised, or by attending the meeting in person and casting a ballot. Any proxy returned to the Company will be voted in accordance with the instructions indicated thereon. If no instructions are indicated on the proxy, the proxy will be voted for the election of the nominees for directors named herein and in favor of all other proposals described herein. Because abstentions with respect to any matter are treated as shares present or represented and entitled to vote for the purposes of determining whether that matter has been approved by the stockholders, abstentions have the same effect as negative votes. Broker non-votes and shares as to which proxy authority has been withheld with respect to any matter are not deemed to be present or represented for purposes of determining whether stockholder approval of that matter has been obtained.

         The Company knows of no reason why any of the nominees named herein would be unable to serve. In the event, however, that any nominee named should, prior to the election, become unable to serve as a director, the proxy will be voted in accordance with best judgment of the persons named therein. The Board of Directors knows of no matters, other than as described herein, that are to be presented at the meeting, but if matters other than those herein mentioned properly come before the meeting, the proxy will be voted by the persons named in a manner that such persons (in their judgment) consider to be in the best interests of the Company.

                          RECORD DATE AND VOTING RIGHTS

         Only stockholders of record at the close of business on June 24, 1999 are entitled to vote at the meeting. On such record date, the Company had outstanding and entitled to vote 25,791,259 shares of Common Stock. Each stockholder entitled to vote shall have one vote for each share of Common Stock registered in such stockholder's name on the books of the Company as of the record date.

                          ANNUAL REPORT ON FORM 10-KSB

         The Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1998 (the "Annual Report"), which was mailed to stockholders with or preceding this Proxy Statement, contains financial and other information about the Company but is not incorporated into this Proxy Statement and is not to be considered a part of these proxy soliciting materials or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended (the"Exchange Act").

                           BAYWOOD INTERNATIONAL, INC.

The Company will provide to each stockholder of record as of the Record Date, a copy of any exhibits listed in the Annual Report, upon receipt of a written request and a check for $20 to cover the Company's expense in furnishing such exhibits. Any such requests should be directed to the Company's Secretary at the Company's executive offices set forth in this Proxy Statement.

                              ELECTION OF DIRECTORS
                             (ITEM 1 ON PROXY CARD)

         On February 18, 1997, the Board of Directors established a Standing Nominating Committee which shall continually be comprised of three directors. The directors appointed to serve on the committee until their successors have been elected or appointed and shall qualify are: Dr. Michael Shapiro, Glen Holt and Karl Rullich. On May 12, 1999, the Board of Directors held a meeting where a quorum was present and determined the Board's nominations for directors. The following persons were nominated by a quorum of the Board of Directors for directors of the Company:

NOMINEE NAME                            AGE               DIRECTOR SINCE
------------                            ---               --------------

Neil Reithinger                          29                    1997
Karl H. Rullich                          65                    1991
Glen Holt                                69                    1991
Michael B. Shapiro, M.D.                 44                    1995
David M. Franey, M.D.                    47                    1998
Denise Forte-Pathroff, M.D.              42                    1998


VOTE REQUIRED AND RECOMMENDATION

         The affirmative vote of a majority of the shares of common stock present or represented by proxy and voting at the Annual Meeting of Stockholders is required for approval of this proposal. THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR ALL OF THE NOMINEES.

                  INFORMATION RELATED TO ELECTION OF DIRECTORS

         All directors hold office until the Annual Meeting of Stockholders of the Company and until their successors have been elected and qualified. Information about each nominee for director is given below.

         Mr. Neil T. Reithinger has been the Company's Chairman of the Board, President and Chief Executive Officer since April 3, 1998 and previously served as Interim President from December 10, 1997. He was elected as a Director on February 18, 1997. He was elected Chief Financial Officer, Secretary and Treasurer on October 28, 1996. Mr. Reithinger has been Controller of the Company since January 1994. Prior to joining the Company and from July 1992 through December 1993, Mr. Reithinger worked in branch operations for Bank of America. He received a Bachelors degree in accounting from the University of Arizona in 1992 and his certification as a Certified Public Accountant in 1996.

                           BAYWOOD INTERNATIONAL, INC.

         Mr. Karl H. Rullich has been a Director since 1991. He was appointed Vice-President on April 3, 1998 and has served as the Company's Director of International Sales since May 1996. Prior to April 19, 1996, he served as President, Chief Executive Officer and Treasurer of the Company. He worked as a Marketing Director, General Manager and Vice President for Pfizer Hospital Products Group in their international businesses and operations for over 25 years. Mr. Rullich holds a degree in economics from the Business College in Essen, Germany. He emigrated from Germany to the United States in 1956 and became a naturalized citizen in 1961.

         Mr. Glen Holt has been a Director of the Company since 1992. As a rancher and successful breeder for over 35 years, Mr. Holt, is an expert on animal health and nutrition. He is a graduate from the University of Smith Cornel. He is married to actress Annette Funicello, who is associated with the Company's Cello by Annette(TM) fragrance line.

         Dr. Michael B. Shapiro has been a Director of the Company since August 1995. Dr. Shapiro is an ophthalmologist at the University of Wisconsin, Madison. He has also been Chairman of Davis Duehr Eye Associates, S.C. in Wisconsin since 1994 and is currently President of Eye-Deal Ocular Safety Products. Dr. Shapiro received his degree in medicine from the Washington University in St. Louis, Missouri. He completed his internship at Mercy Hospital and Medical Center at the University of San Diego and his residency at the University of Wisconsin, Madison. Dr. Shapiro has consulted for companies such as Bausch and Lomb, Allergan and Unilens.

         Dr. David M. Franey has been a Director of the Company since May of 1998. Dr. Franey is Associate Medical Director for Intergroup of Arizona. He is board certified by the American Board of Internal Medicine. Dr. Franey received his undergraduate and medical school education from the University of Wisconsin, Madison. He completed his residency in internal medicine at Good Samaritan/VA Hospital Program in Phoenix. He was in private practice from 1981 to 1985 before joining The Scottsdale Clinic. After the acquisition of The Scottsdale Clinic by Thomas-Davis Medical Centers in 1990, he became site medical director. He has served as Department of Medicine Chair for SMH-North Hospital, Medical Records Committee Chair for TDMC, and a member of the TDMC Q1 Committee. Dr. Franey is a member of the American Medical Association, the Arizona Medical Association, Maricopa County Medical Society, and the American College of Physician Executives.

         Dr. Denise Forte-Pathroff has been a Director of the Company since May of 1998. Dr. Forte-Pathroff is a dermatologist in private practice in Bismarck, North Dakota. She is currently President of DFP, Inc., a dermatological skin care products company, and serves on the Board of Directors of BNC National Bank. Dr. Forte-Pathroff received her degree in medicine from Tufts University Medical School in Boston, Massachusetts and completed her residencies at the University of Minnesota in Minneapolis, Minnesota and Temple University Skin & Cancer Hospital in Philadelphia, Pennsylvania. She completed her internal medicine internship at Abington Memorial Hospital in Abington, Pennsylvania. She has been Board Certified with the American Academy of Dermatology since 1986 and is a Clinical Associate Professor of Internal Medicine at the University of North Dakota.

                           BAYWOOD INTERNATIONAL, INC.

         STANDING AUDIT AND COMPENSATION COMMITTEES

         On August 29, 1996, the Board of Directors established Standing Audit and Compensation Committees. The directors currently serving on the committees until their successors have been elected or appointed and shall qualify are:

            Audit Committee                      Compensation Committee
            ---------------                      ----------------------

            Neil Reithinger                          Neil Reithinger
            Karl H. Rullich                        Dr. Michael Shapiro
               Glen Holt                                Glen Holt

         The Audit Committee's duty is to recommend for approval by the Board of Directors a firm of certified public accountants whose duty it is to audit the financial statements of the Company for the fiscal year in which they are appointed, monitor the effectiveness of the audit effort, and to evaluate the Company's internal financial and accounting organization and controls and financial reporting. The Audit Committee met on May 29, 1998 when the Company's auditors presented and discussed the Audit Committee Report for the year ended
December 31, 1997. On May 12, 1999, the Board of Directors of the Company recommended the ratification of the appointment of the accounting firm of King, Weber & Associates, P.C. of Tempe, Arizona to audit the Company's financial statements for the Company's fiscal year ended December 31, 1998 and appointed King, Weber & Associates, P.C. as its auditors for the fiscal year ending December 31, 1999.

         The Compensation Committee's duties include administering grants under stock option plans, reviewing and approving salaries and other matters relating to compensation of the executive officers of the Company. On May 12, 1999, the Board of Directors granted certain options to outside directors and adopted an amendment to increase the total number of shares available under the Company's 1998 Non-Employee Director Stock Option Plan which is subject to shareholder approval and further described herein. On May 13, 1999, the Board of Directors acted by unanimous written consent in lieu of a meeting to grant certain options to key employees and adopt amendments, which are subject to shareholder approval and are described herein, to the Company's 1996 Incentive Stock Option Plan.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         The following table sets forth certain information regarding shares of common stock beneficially owned as of June 24, 1999 by (i) each person or group, known to the Company, who beneficially owns more than 5% of the common stock;
(ii) each of the Company's officers and directors; and (iii) all officers and directors as a group. The percentage of beneficial ownership is based on 25,791,259 shares outstanding on June 24, 1999 plus, for each person or group, any securities that person or group has the right to acquire within 60 days pursuant to options, warrants, conversion privileges or other rights. Unless otherwise indicated, the following persons have sole voting and investment power with respect to the number of shares set forth opposite their names:

                           BAYWOOD INTERNATIONAL, INC.

                     Name and Address of      Amount and Nature of    Percent of
Title of Class         Beneficial Owner         Beneficial Owner         Class
--------------       -------------------      --------------------    ----------

    Common            Francis Choi (1)              7,301,587            26.2%
                      Hong Kong, China

    Common              Linda Lee (2)               1,466,147             5.3%
                      Hong Kong, China

(1) Mr. Choi is a citizen of Hong Kong, China. Mr. Choi holds 7,301,587 common shares.

(2) Ms. Lee is a citizen of Hong Kong, China and a prior director of the Company. Ms. Lee holds 1,466,147 common shares.

         SECURITY OWNERSHIP OF MANAGEMENT

                     Name and Address of        Amount and Nature of  Percent of
Title of Class        Beneficial Owner            Beneficial Owner      Class
--------------        ----------------            ----------------      -----

    Common          Neil Reithinger (1)(8)            544,900            2.0%
                        Scottsdale, AZ

    Common          Karl H. Rullich (3)(8)            807,000            2.9%
                        Scottsdale, AZ

    Common             Glen Holt (4)(8)               387,500            1.4%
                          Encino, CA

    Common          Dr. Michael Shapiro (5)           272,500            1.0%
                          Madison, WI

    Common       Dr. Denise Forte-Pathroff (6)        120,500             (2)
                         Bismarck, ND

    Common          Dr. David M. Franey (7)           114,500             (2)
                        Scottsdale, AZ

    Common        All Officers and Directors         2,246,900           8.1%
                     as a Group (1) - (7)

(1) Mr. Reithinger is the Company's Chairman of the Board, President and Chief Executive Officer. He holds 124,900 common shares, an option, granted January 29, 1997, which expires January 29, 2007 to purchase 20,000 common shares at $0.42 per share and an option, granted February 26, 1998, which expires February 26, 2008 to purchase 100,000 common shares at $0.13 per share and granted May 13, 1999, which expires May 13, 2009 to purchase 300,000 common shares at $0.15 per share. Members of Mr. Reithinger's immediate family hold approximately an additional 325,000 common shares for which Mr. Reithinger disclaims all beneficial interest and control.

                           BAYWOOD INTERNATIONAL, INC.

(2)      Less than one percent

(3) Mr. Rullich is Vice-President, Secretary and a Director of the Company. Mr. Rullich beneficially owns 530,000 shares, 505,000 shares of which are owned in joint tenancy with his wife, Florence Rullich. He also holds an option, granted January 29, 1997, which expires January 29, 2007, to purchase 25,000 common shares at $0.42 per share and an option, granted February 26, 1998, which expires February 26, 2008 to purchase 100,000 common shares at $0.13 per share and granted May 13, 1999, which expires May 13, 2009 to purchase 150,000 common shares at $0.15 per share.

(4) Mr. Holt directly owns 125,000 common shares. He also beneficially owns 150,000 common shares held by his wife, Annette Funicello. He holds an option, granted July 7, 1998, which expires July 7, 2008 to purchase 62,500 common shares at $0.06 per share and granted May 12, 1999, which expires May 12, 2009 to purchase 50,000 common shares at $0.15 per share.

(5) Dr. Shapiro directly owns 160,000 common shares. He holds an option, granted July 7, 1998, which expires July 7, 2008 to purchase 62,500 common shares at $0.06 per share and granted May 12, 1999, which expires May 12, 2009 to purchase 50,000 common shares at $0.15 per share.

(6) Dr. Forte-Pathroff directly owns 8,000 common shares. She holds an option, granted July 7, 1998, which expires July 7, 2008 to purchase 62,500 common shares at $0.06 per share and granted May 12, 1999, which expires May 12, 2009 to purchase 50,000 common shares at $0.15 per share.

(7) Dr. Franey directly owns 2,000 common shares. He holds an option, granted July 7, 1998, which expires July 7, 2008 to purchase 62,500 common shares at $0.06 per share and granted May 12, 1999, which expires May 12, 2009 to purchase 50,000 common shares at $0.15 per share.

(8)      Director

CHANGES IN CONTROL

         As previously disclosed under Item 11 - "Changes in Control" of the Company's Annual Reports on Form 10-KSB for the fiscal years ended December 31, 1997 and 1996 and on Form 8-K filed May 28, 1998, on April 11, 1997, the Company issued 1,466,147 shares of Common Stock and 800,000 shares of Class "B"
Preferred Stock to Linda Lee, a citizen of Hong Kong, China, in a private placement in exchange for $800,000 cash. Hong Kong investor Francis Choi, or Choi Chee Ming, is a relative of Ms. Lee and the beneficial owner of the 1,466,147 shares of Common Stock and the 800,000 shares of Preferred Stock.

                           BAYWOOD INTERNATIONAL, INC.

         The original 800,000 shares of Class "B" Preferred Stock were redeemable for cash or convertible to shares of Common Stock on May 8, 1997. On May 5, 1997, the Company reached an agreement with Ms. Lee to exchange her 800,000 shares of Class "B" Preferred Stock for 800,000 shares of Class "C" Preferred Stock which would no longer be redeemable for cash and which would not be convertible to Common Stock until one year later, or May 8, 1998. In consideration for this transaction, the Company agreed to issue Ms. Lee 120,000 additional shares of Class "C" Preferred Stock, with the same conversion privileges, as a Preferred Stock dividend. The 920,000 Class "C" Shares are convertible into that number of shares which results from $920,000 divided by the average price of the Company's shares of Common Stock for the three months prior to May 8, 1998, as set forth in paragraphs 1(a) and 1(b) (i) of the "Certificate Describing Rights and Restrictions of Class "C" Preferred Shares" filed with the Secretary of State of Nevada and included as Exhibit 4.5 to the Company's Annual Report on form 10-KSB for the fiscal year ended December 31, 1997.

         On May 12, 1998, Mr. Choi, as beneficial owner of the shares held in the name of Ms. Lee, confirmed to the Company his intention to convert the 920,000 shares of Class "C" Preferred Stock to shares of Common Stock and thereafter tendered the certificates for conversion. According to the conversion rights of the Class "C" Preferred Shares, and based upon an average share price of $0.126 per share of the Company's Common Stock prior to May 8, 1998, Mr. Choi received 7,301,587 shares of Common Stock upon conversion. The restrictive legend placed on the shares states that the shares are subject to resale restrictions and may be resold only pursuant to a registration statement or in reliance upon a valid exemption from registration. After the conversion, including Ms. Lee, Mr. Choi now beneficially owns 8,767,734 or 34% of the Company's 25,791,259 issued and outstanding shares of Common Stock.

         The Company knows of no arrangements or understandings between Mr. Choi and Ms. Lee with respect to election of directors. No special arrangements exist between the Company or its Management and Mr. Choi or Ms. Lee with respect to election of directors.

         CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         On May 12, 1999, each outside director (Holt, Shapiro, Forte-Pathroff and Franey) was granted options to purchase 100,000 shares of Common Stock at $0.15 per share which expire May 12, 2009 with 50,000 vesting immediately and 50,000 vesting after one year of service.

         On May 13, 1999, the Board of Directors granted Neil Reithinger options to purchase 2,500,000 shares of Common Stock at $0.15 per share which expire May 13, 2009 with 300,000 vesting immediately, 350,000 vesting when revenues reach $3.0 million annually, 350,000 vesting when the market price of the Common Stock reaches $1.00, 400,000 vesting when revenues reach $5.0 million annually, 500,000 vesting when revenues reach $10.0 million annually and 600,000 when revenues reach $15.0 million annually.

         On May 13, 1999, the Board of Directors granted Karl Rullich options to purchase 500,000 shares of Common Stock at $0.15 per share which expire May 13, 2009 with 150,000 vesting immediately, 150,000 vesting after one year of service and 200,000 after two years of service.

         COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

         The following persons did not file any Forms 4 during the fiscal year ended December 31, 1998 and have not provided the Company with a written representation that no such forms were required: Glen Holt, Dr. Michael B. Shapiro, Dr. David M. Franey and Dr. Denise Forte-Pathroff.

                           BAYWOOD INTERNATIONAL, INC.

                             EXECUTIVE COMPENSATION

OFFICERS

SUMMARY COMPENSATION TABLE

         Summary compensation information for Mr. Neil Reithinger, the Company's Chief Executive Officer for the year ended December 31, 1998 (the only "named executive officer" within the meaning of Regulation
S-B, Item 402(a)(2) Instruction (1)), is as follows:

                                                 Other     Restricted
   Name and                                     Annual        Stock       Securities                      All Other
   Principal                                    Compen-      Awards       Underlying      LTIP Payouts   Compensation
   Position      Year   Salary ($)  Bonus ($)  sation ($)      ($)      Options/SARs (#)       ($)            ($)
   --------      ----   ----------  ---------  ----------  ----------   ----------------  ------------   ------------
Mr. Reithinger    98     57,000        -0-        -0-          -0-         100,000             -0-         1,200 (1)
      CEO         97       -0-         -0-        -0-          -0-              -0-            -0-            -0-
                  96       -0-         -0-        -0-          -0-              -0-            -0-            -0-

         (1) The Company paid Mr. Reithinger a phone allowance of $1,200 during fiscal year 1998 in his capacity as Chairman of the Board.

DIRECTORS

DIRECTOR COMPENSATION TABLE

                                                                                                 Number of
                                                                  Consulting                    Securities
                           Annual Retainer                      Fees/Other Fees   Number of     Underlying
          Name                Fees ($)       Meeting Fees ($)        ($)         Shares (#)   Options/SARs (#)
          ----             ---------------   ----------------   ---------------  ----------   ----------------
     Neil Reithinger             -0-               -0-              1,200            -0-         100,000

      Karl Rullich               -0-               -0-              1,200            -0-         100,000

        Glen Holt                -0-              1,000              -0-             -0-          62,500

   Dr. Michael Shapiro           -0-              1,000              -0-             -0-          62,500

Dr. Denise Forte-Pathroff        -0-              1,000              -0-             -0-          62,500

   Dr. David M. Franey           -0-               -0-               -0-             -0-          62,500

         (1) Each "outside" Director not residing in Arizona (Messrs. Holt, Shapiro and Forte-Pathroff) each received reimbursement for travel related expenses during fiscal year 1998 associated with their attendance at the Company's annual meeting.

         (2) Mr. Reithinger and Mr. Rullich received a phone allowance of $1,200 in their capacity as Directors of the Company.

                           BAYWOOD INTERNATIONAL, INC.

EMPLOYMENT CONTRACTS

         The Company had previously entered into an Employment Agreement with Harvey J. Turner on July 19, 1996. On December 10, 1997, Mr. Turner resigned as the Company's Chairman of the Board, President and Chief Executive Officer. The Company and Mr. Turner entered a Settlement Agreement, dated January 9, 1998, which provided that Mr. Turner would continue to receive his current monthly salary until April 18, 1998, that he would cooperate with the Company in maintaining its relationships and that he would remain subject to the covenant not to compete provisions of his original Employment Agreement.

         There are currently no other Employment Agreements with any officers of the Company.

ADDITIONAL INFORMATION CONCERNING THE BOARD OF DIRECTORS OF THE COMPANY

         During 1998, the Board of Directors held three (3) meetings. All Directors attended at least two (2) of the three (3) meetings. The Compensation Committee held one (1) meeting in which all members were present and the Nominating Committee held one (1) meeting in which all members were present. Two
(2) meetings were held via unanimous consent. In addition to regularly scheduled meetings, a number of Directors were involved in numerous informal meetings with management, offering advice and suggestions on a broad range of corporate matters.

     RATIFICATION OF APPOINTMENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
                             (ITEM 2 ON PROXY CARD)

         The Company, on January 4, 1996, engaged King, Weber & Associates, P.C. ("King, Weber") of Tempe, Arizona as its principal accountant to audit the Company's financial statements beginning with the Company's fiscal year ended December 31, 1995. King, Weber audited the Company's financial statements for the fiscal years ending December 31, 1995, 1996, 1997 and 1998 and the Board of Directors has appointed King, Weber to audit the Company's financial statements for the fiscal year ended December 31, 1999. It is not anticipated that a representative of King, Weber will be present at the Annual Meeting of Stockholders to respond to questions or make a statement.

VOTE REQUIRED AND RECOMMENDATION

         The affirmative vote of a majority of the shares of common stock present or represented by proxy and voting at the Annual Meeting of Stockholders is required for approval of this proposal. THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR RATIFICATION OF THE BOARD OF DIRECTOR'S APPOINTMENT OF KING, WEBER & ASSOCIATES, P.C. as the Company's independent certified public accountants for the fiscal years ending December 31, 1998 and 1999.

                           BAYWOOD INTERNATIONAL, INC.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

         None.

  APPROVAL OF THE AMENDMENTS TO THE COMPANY'S 1996 INCENTIVE STOCK OPTION PLAN
                             (ITEM 3 ON PROXY CARD)

         In order to advance the interests of the Company by encouraging and enabling the acquisition of the continued contributions and financial interests in the Company by key employees, the Board of Directors has recently adopted, subject to shareholder approval at the Annual Meeting of Stockholders, certain amendments to the Company's 1996 Incentive Stock Option Plan (the "Plan"). Management believes that this Plan as amended will aid the Company in attracting and retaining key employees upon whose judgment, interest and special efforts the Company may depend for the successful operation of its corporate structure to compete effectively with other enterprises. It is believed that the acquisition of such option grants will stimulate the efforts of such key employees on behalf of the Company and strengthen their desires to remain employed with the Company.

         SUMMARY OF AMENDMENTS

         The Board of Directors proposes for adoption by the shareholders the following amendments to the Plan which was approved at the 1996 Annual Meeting of Stockholders:

         1. Paragraph 2 of the Plan shall be amended to allow up to an additional 5,000,000 shares to be available for the grant of options under the Plan. Under the original plan, only 500,000 shares were available.

         2. Paragraph 5(e) shall be deleted in its entirety. Paragraph 5(e) under the original plan provides that the aggregate fair market value of shares as to which options are exercisable for the first time by an eligible employee during any calendar year shall not exceed
                  $100,000.

VOTE REQUIRED AND RECOMMENDATION

         The affirmative vote of a majority of the shares of common stock present or represented by proxy and voting at the Annual Meeting of Stockholders is required for approval of this proposal. THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR APPROVAL OF THE AMENDMENTS TO THE 1996 INCENTIVE STOCK OPTION PLAN.

          APPROVAL OF THE AMENDMENT TO THE COMPANY'S 1998 NON-EMPLOYEE
                           DIRECTOR STOCK OPTION PLAN
                             (ITEM 4 ON PROXY CARD)

         In order to advance the interests of the Company by encouraging and enabling the acquisition of the continued contributions and financial interests in the Company by directors, the Board of Directors has recently adopted, subject to shareholder approval at the Annual Meeting of Stockholders, an amendment to the Company's 1998 Non-Employee Director Stock Option Plan (the "Director Option Plan"). Management believes that this Director Option Plan as amended will aid the Company in attracting and retaining a strong Board of Directors upon whose judgment, interest and special efforts the Company may depend for the successful operation of its corporate structure to compete effectively with other enterprises. It is believed that the acquisition of such option grants will stimulate the efforts of such directors on behalf of the Company and strengthen their desires to remain on the Board of Directors of the Company.

                           BAYWOOD INTERNATIONAL, INC.

         SUMMARY OF AMENDMENT

         The Board of Directors proposes for adoption by the shareholders the following amendment to the Director Option Plan which was approved at the 1998 Annual Meeting of Stockholders:

         Paragraph 2 of the Director Option Plan shall be amended to allow up to an additional 750,000 shares to be available for the grant of options under the Plan. Under the original plan, only 250,000 shares were available.

VOTE REQUIRED AND RECOMMENDATION

         The affirmative vote of a majority of the shares of common stock present or represented by proxy and voting at the Annual Meeting of Stockholders is required for approval of this proposal. THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR APPROVAL OF THE AMENDMENT TO THE 1998 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN.

                         STOCKHOLDER PROPOSALS FOR 1999

         Proposals of security holders intended to be presented at the Company's 2000 Annual Meeting of Stockholders must be received by the Company by no later than January 29, 2000.

                                  OTHER MATTERS

         The cost of soliciting proxies will be borne by the Company and will consist primarily of printing, postage and handling, including the expenses of brokerage houses, custodians, nominees, and fiduciaries in forwarding documents to beneficial owners. Solicitations also may be made by the Company's officers, directors, or employees, personally or by telephone.


Scottsdale, Arizona
June 29, 1999

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

BAYWOOD INTERNATIONAL, INC. ANNUAL MEETING TO BE HELD ON 08/13/99 FOR HOLDERS AS OF 06/24/99

CUSIP: 073260101

THE UNDERSIGNED HEREBY APPOINTS NEIL T. REITHINGER AND KARL H. RULLICH AS PROXIES, EACH WITH THE POWER TO APPOINT HIS OR HER SUBSTITUTE, AND HEREBY AUTHORIZES THEM TO REPRESENT AND TO VOTE, AS DESIGNATED, ALL OF THE SHARES OF COMMON STOCK OF BAYWOOD INTERNATIONAL, INC. HELD BY THE UNDERSIGNED ON JUNE 24, 1999, AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 13, 1999 AT 10:00 A.M. AT THE DOUBLETREE PARADISE VALLEY RESORT, 5401 NORTH SCOTTSDALE ROAD, SCOTTSDALE, ARIZONA OR ANY ADJOURNMENT THEREOF. IF NO INSTRUCTIONS ARE INDICATED ON THE PROXY, THE PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR DIRECTORS NAMED HEREIN AND IN FAVOR OF ALL PROPOSALS DESCRIBED HEREIN.

PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE: [X]

DIRECTORS                                                   DIRECTORS
---------                                                   ---------
                                                    (MARK X FOR ONLY ONE BOX -
                                                    IF NOT SPECIFIED, WILL BE
                                                    VOTED FOR ALL NOMINEES)

1.       DIRECTORS RECOMMEND: A VOTE FOR            [ ] FOR ALL NOMINEES
         ELECTION OF THE FOLLOWING DIRECTORS:
         01-NEIL REITHINGER, 02-KARL RULLICH        [ ] WITHHOLD ALL NOMINEES
         03-GLEN HOLT, 04-DR. MICHAEL SHAPIRO
         05-DR. DAVID FRANEY, 06-DR. DENISE         [ ] WITHHOLD AUTHORITY TO
         FORTE-PATHROFF                             VOTE FOR ANY INDIVIDUAL
                                                    NOMINEE. WRITE NUMBER(S) OF
                                                    NOMINEE(S) BELOW.

                                                    USE NUMBER ONLY

                                                    --------------------

                                           DIRECTORS
PROPOSAL(S)                                RECOMMENDED   FOR   AGAINST   ABSTAIN
-----------                                -----------   ---   -------   -------

2.       RATIFICATION OF KING, WEBER &     FOR           [ ]     [ ]       [ ]
         ASSOCIATES, P.C. AS INDEPENDENT
         AUDITORS AS DESCRIBED IN THE
         PROXY STATEMENT.

3.       APPROVAL OF THE AMENDMENTS        FOR           [ ]     [ ]       [ ]
         TO THE COMPANY'S 1996
         INCENTIVE STOCK OPTION PLAN
         AS DESCRIBED IN THE PROXY
         STATEMENT.

4.       APPROVAL OF THE AMENDMENT         FOR           [ ]     [ ]       [ ]
         TO THE COMPANY'S 1998
         NON-EMPLOYEE DIRECTOR STOCK
         OPTION PLAN AS DESCRIBED IN
         THE PROXY STATEMENT.

5.       AUTHORITY TO VOTE ON ANY          FOR           [ ]     [ ]       [ ]
         BUSINESS THAT MAY PROPERLY
         COME BEFORE THE MEETING.


--------------------------------------------------------------   ---------------
SIGNATURE(S)                                                     DATE

NOTE: PLEASE SIGN EXACTLY AS NAME APPEARS ON YOUR STOCK CERTIFICATE. JOINT OWNERS SHOULD EACH SIGN. WHEN SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.